Business Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Business Acquisitions

6. BUSINESS ACQUISITIONS

Acquisitions in the year ended December 31, 2013

In November 2013, the Company acquired the remaining 49% interest of Textile Competence Centre Kft, a textile plant in Germany; along with certain fixed assets and licenses employed in the business that were owned by the non-controlling shareholder, for cash consideration of $9 million. Prior to the acquisition, the Company was fully consolidating this entity and recording a non-controlling interest equal to the 49% interest not owned by the Company.

The net effect of this and other small acquisitions on the Company’s 2013 consolidated balance sheet were increases in fixed assets of $5 million, goodwill of $3 million, other assets of $2 million, and other long-term liabilities of $2 million and a reduction of non-controlling interest of $1 million.

Acquisitions in the year ended December 31, 2012

In January 2012, the Company acquired BDW technologies group, a structural casting supplier of aluminium components, which has operations in Germany, Poland and Hungary. The acquired business has sales primarily to Volkswagen, Audi, Porsche, Mercedes-Benz, Ferrari and ZF.

As described in note 3, during the third quarter of 2011 the Company sold an interior systems operation [the “Business”] located in Germany. Subsequent to disposal, the Business continued to incur significant financial losses. By the end of the first quarter of 2012, the Business was experiencing severe liquidity issues. Although the Company had no legal obligation to do so, in light of customer relationship issues and other relevant considerations, on June 4, 2012, the Company re-acquired the Business.

As more fully described in note 3, on August 31, 2012 the Company acquired the controlling 27% interest in the E-Car partnership for cash consideration of $56 million [net of $19 million cash acquired]. The incremental investment in E-Car was accounted for under the business acquisition method of accounting as a step acquisition which requires that all assets acquired and liabilities of E-Car be measured at fair value. The purchase equation allocated $210 million to intangible assets which are primarily technology based intangibles. Given the continuing uncertainties regarding the timing and magnitude of a viable electric vehicle industry, competing electric vehicle technologies, significantly larger competitors, and other factors, the Company determined that the intangible assets would be amortized on a straight-line basis over the period ended December 31, 2013. At December 31, 2013, these intangible assets have been fully amortized [note 12].

As more fully described in note 3, on October 26, 2012 the Company acquired the remaining 50% interest in STT. The incremental investment in STT required that all assets acquired and liabilities of STT be measured at fair value.

In December 2012, the Company acquired ixetic Verwaltungs GmbH [“ixetic”], a manufacturer of automotive vacuum, engine and transmission pumps, which has operations in Germany, Bulgaria and China as well as representation in Brazil, India, Japan and the United States. The acquired business has sales primarily to BMW, Daimler, Volkswagen, Schaeffler, ZF, Ford, Chrysler, Renault-Nissan and Toyota.

The total consideration for these acquisitions was $525 million paid in cash [net of cash acquired].

The net effect of the acquisitions on the Company’s 2012 consolidated balance sheet and as well as certain adjustments recorded during 2013 to the preliminary purchase price allocations are as follows:

	2012 Preliminary Allocation	2013 Adjustments	Final Allocation

Non-cash working capital	$(129)	$(47)	$(176)
Investments	3	(3)	0
Fixed assets	501	(36)	465
Goodwill	289	(2)	287
Other assets	94	99	193
Deferred tax assets	0	5	5
Purchase intangibles	215	0	215
Long-term employee benefit liabilities	(49)	1	(48)
Long-term debt	(25)	(2)	(27)
Other long-term liabilities	(35)	0	(35)
Deferred tax liabilities	(68)	(15)	(83)
Non-controlling interests	(11)	0	(11)

Fair value of net assets (excluding cash)	$785	$0	$785

The above adjustments had an insignificant impact on the 2013 consolidated statement of income since the adjustments related primarily to the acquisitions that were completed in the fourth quarter of 2012.

Acquisitions in the year ended December 31, 2011

In December 2011, the Company acquired ThyssenKrupp Automotive Systems Industrial do Brasil Ltda, which consists of four manufacturing facilities in Brazil that assemble chassis structural components and modules. The acquired business has sales to Ford, Fiat, Renault-Nissan, Honda and PSA.

In August 2011, the Company acquired Grenville Castings Ltd., a structural casting supplier of aluminum components located in Canada. The acquired business has sales primarily to Ford and General Motors.

In June 2011, the Company acquired Continental Plastics Co., a supplier of interior products, mainly door panel and seat back assemblies. The acquired business is located in the United States with sales primarily to General Motors.

In May 2011, the Company acquired a 51% interest in Wuhu Youth Tongyang Auto Plastic Parts Co., Ltd., a supplier of exterior products, mainly front and rear bumpers. The acquired business is located in China with sales primarily to Chery Automobile Co. Ltd.

In January 2011, the Company acquired Automobiltechnik Dürbheim, a manufacturer of tapping plates which assist in the fastening of bolts. The acquired business is located in Germany and has sales to various OEMs.

The total consideration for these acquisitions was $157 million, consisting of $120 million paid in cash [net of cash acquired] and $37 million of assumed debt.

The net effect of the acquisitions on the Company’s 2011 consolidated balance sheet were increases in non-cash working capital of $35 million, fixed assets of $95 million, goodwill of $29 million, deferred tax assets of $6 million, other long-term liabilities of $28 million, and non-controlling interest of $7 million.

Pro forma impact [unaudited]

If the acquisitions completed during 2013 and 2012 occurred on January 1, 2012, the Company’s unaudited pro forma consolidated sales and net income for the year ended December 31, 2013 would have been unchanged [2012 - $31.5 billion and $1.4 billion, respectively].